SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


              Date of Report (date of earliest event reported): July 29, 2004



                       WHISPERING OAKS INTERNATIONAL, INC.
                    ----------------------------------------
             (Exact name of Registrant as specified in its charter)



     Texas                           0-26947                    75-2742601
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(State or other jurisdiction    (Commission File No.)        (IRS Employer
of incorporation)                                           Identification No.)



                           7080 River Road, Suite 215
                       Richmond, British Columbia V6X 1X5
                   ------------------------------------------
          (Address of principal executive offices, including Zip Code)


    Registrant's telephone number, including area code: (866) 884-8669
                                                        ---------------




                                       N/A
                       ---------------------------------
          (Former name or former address if changed since last report)




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Item 4.  Change in Registrant's Certifying Accountant

      Effective July 29, 2004 the Company dismissed Stonefield Josephson, Inc. ("Stonefield Josephson") as the Company's independent auditors. Stonefield Josephson audited the Company's financial statements for the fiscal years ended December 31, 2002 and 2003. The reports of Stonefield Josephson for these fiscal years did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, the report of Stonefield Josephson for these fiscal years was qualified with respect to uncertainty as to the Company's ability to continue as a going concern.

      Except as noted below, during the Company's two most recent fiscal years and subsequent interim period ended July 29, 2004 there were no disagreements with Stonefield Josephson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Stonefield Josephson would have caused it to make reference to such disagreements in its reports.

      On February 21, 2001, the Company acquired patents and intellectual property from Lagostar Trading, S.A., in exchange for 1,950,000 shares of the Company's common stock, after giving effect to a 13-for-1 forward stock split which took place in March 2001.

      On March 25, 2001, the Company acquired certain assets from Curex Technologies, Inc. in consideration for the assumption by the Company of convertible notes payable by Curex and totaling $2,326,869. The notes were convertible, at the option of the Company, into shares of the Company's common stock on the basis of one share of common stock for each $2.00 of note principal or interest converted. In May 2001 the Company elected to convert the Curex notes and issued 1,544,404 shares of its common stock in payment of the notes and accrued interest.

      The patents and intellectual property acquired from Lagostar were originally valued at $3,900,000. In accordance with P. 18 of APB 29, the value of the Company's common stock given in exchange was considered to be more clearly evident than the fair value of the patents and intellectual property received. As a result, the common stock issued in the Lagostar transaction was originally valued at $2.00 per share for financial reporting purposes. The $2.00 per share valuation was based upon the conversion rate of the Curex promissory notes which were assumed by the Company. The Company's offer to assume the notes from the Curex noteholders began on February 21, 2001, the date the Company acquired Lagostar.

      The assets acquired from Curex were originally valued in accordance with
P. 67 of APB 16 (as specified in P. 25 of APB 17) in an amount equal to the liabilities assumed.

      In its audit report on the Company's financial statements for the year ended December 31, 2002, Stonefield Josephson did not object to the valuation of the assets acquired in the Lagostar and Curex transactions.

      In November 2003 the Company filed a registration statement on Form SB-2 with the Securities and Exchange Commission. As part of the normal review process, the SEC, in November 2003, asked the Company to justify its accounting for the Lagostar and Curex transactions.

      After receiving the SEC's request regarding Lagostar and Curex, Stonefield Josephson decided that the Company's accounting treatment with respect to the Lagostar and Curex transactions was incorrect.

      Stonefield Josephson decided that the shares issued for Lagostar's patents and intellectual property were without value since the Company was not operating at the time of the Lagostar acquisition. Consequently, Stonefield Josephson decided that the assets acquired from Lagostar, for financial reporting purposes, were without value pursuant to SFAS 142.

      Stonefield Josephson also decided that:

o the shares of common stock issued as payment for the Curex notes could not be valued,
o for financial reporting purposes the intellectual property acquired from Curex, originally valued at $1,715,674, should be shown as having no value, and
o the value of the patents acquired from Curex should be reduced by $149,410 so as to reflect the amount spent by Curex in obtaining the patents.

      The Company is of the opinion that its accounting for the Lagostar and Curex transactions was correct. The Company did not agree with Stonefield Josephson's position concerning the need to revise its accounting for the Lagostar and Curex acquisitions. However, Stonefield Josephson told the Company that it would not sign the audit report for the Company's December 31, 2003 financial statements unless the Company restated its financial statements.

      To permit the filing of the Company's report on Form 10-KSB, which needed to include the December 31, 2003 financial statements, the Company restated its financial statements for the years ended December 31, 2002 and 2001 to reflect the changes to the valuation of the intellectual property and patents acquired from Lagostar and Curex and the associated amortization of the intellectual property and patents. This restatement is discussed in Note 1 to the Company's December 31, 2003 financial statements.

      A majority of the Company's directors participated in the discussions with Stonefield Josephson regarding the accounting principles to be followed with respect to the Lagostar and Curex transactions.

      During the course of its audit on the Company's December 31, 2003 financial statements, Stonefield Josephson advised the Company that the Company presently did not have accounting personnel capable of accounting for complex transactions, and hence were not capable of preparing the Company's financial statements (including footnotes to the financial statements) in accordance with generally accepted accounting principles.

     On August 2, 2004 the Company appointed Manning Elliott, Chartered Accountants ("Manning Elliott") to act as the Company's independent accountants. The Company has authorized Stonefield Josephson to discuss any matter relating to the Company and its operations with Manning Elliott.

      The change in the Company's auditors was recommended and approved by the board of directors of the Company. The Company does not have an audit committee.

      During the two most recent fiscal years and subsequent interim period ended July 29, 2004, the Company did not consult with Manning Elliott regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

      Manning Elliott has reviewed the disclosures contained in this 8-K report. The Company has advised Manning Elliott that it has the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Company's disclosures herein, or stating any reason why Manning Elliott does not agree with any statements made by the Company in this report. Manning Elliott has advised the Company that nothing has come to its attention which would cause it to believe that any such letter was necessary.

Item 7.  Financial Statements, Exhibits and Pro Forma Financial Information

(a)   Not Applicable

(b)   Not Applicable

   (c)  Exhibits

      16.1  Letter from the Company's former auditors.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 18, 2004.
                                 WHISPERING OAKS INTERNATIONAL, INC.



                                 By:  /s/ Ricardo Moro-Vidal
                                      ----------------------------------
                                      Dr. Ricardo Moro-Vidal, President

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                                  EXHIBIT 16.1

August 11, 2004


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C., 20549

Gentlemen:

We have read Item 4 of Form 8-K dated July 29, 2004, of Whispering Oaks International, Inc. and are in agreement with the statements contained in the first and second paragraphs on the first page. With respect to the recitation of facts and the description of the reportable disagreements set forth in the third through the fifteenth paragraphs:

We disagree that the references to Para.18 of APB 29, Para.67 of APB 16, and Para.25 of APB 17 are appropriate;

We disagree that the consideration of the basis of accounting was solely as a result of the SEC letter of comment;

We disagree with the statement that Stonefield Josephson decided that the assets acquired from Lagostar were without value, but rather that the shares of a company with no activity could not be practicably determinable, and the assets should, therefore, be recorded at transferor carryover basis;

We disagree with the statement that Stonefield Josephson decided that the intellectual property acquired from Curex should be shown as having no value, but rather that the shares underlying the notes could not be practicably determinable, and the assets therefore should be recorded at transferor carryover basis;

We agree with the statement in the twelfth paragraph, that the company was of the opinion that its accounting for the Lagostar and Curex transactions was correct, and that Stonefield Josephson disagreed;

We disagree with the statement in the thirteenth paragraph that the reason for the restatement was to permit filing of the company's report on 10-KSB, but rather that the original accounting was incorrect and that management agreed to restate to correct the errors; and

We agree that a majority of directors participated with the discussion with Stonefield Josephson.

With respect to the matter referred to in the sixteenth paragraph, Stonefield Josephson reported this matter to the board of directors as a material weakness in internal control.

We have no basis to agree or disagree with statements in the seventeenth through twentieth paragraphs.




/s/ Stonefield Josephson, Inc.
-------------------------------
STONEFIELD JOSEPHSON, INC.